UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2020

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Tenneco Inc. (the “Company”) is hereby amending Item 5.02 of its Current Report on Form 8-K, dated February 5, 2020, in its entirety as set forth below to report that, on February 28, 2020, the Board of Directors of the Company (the “Board”) appointed Mr. Charles K. Stevens, III to the Nominating and Governance Committee and the Compensation Committee of the Board, effective April 1, 2020. When Mr. Stevens was appointed to the Board on February 5, 2020, the Board had not determined on which committees he would serve.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 5, 2020, upon the nomination of the Nominating and Governance Committee, the Board appointed Mr. Charles K. Stevens, III to serve as an independent member of the Board, effective February 5, 2020.

On February 28, 2020, the Board appointed Mr. Stevens to its Nominating and Governance Committee and Compensation Committee, effective April 1, 2020.

Mr. Stevens, age 60, retired from General Motors Company (“GM”) in March 2019 after a 40-year career at the company. Mr. Stevens served as Executive Vice President and Senior Advisor of GM between September 2018 and March 2019. Prior to that, he was Executive Vice President and Chief Financial Officer from January 2014 until September 2018 where he was responsible for leading GM’s financial and accounting operations worldwide. He served as Chief Financial Officer of GM North America from 2010 until 2014. He served as Interim Chief Financial Officer of GM South America from 2011 to 2013 and led GM’s financial operations for GM Mexico from 2008 to 2010 and GM Canada from 2006 to 2008. From 1994 to 2005, he held several leadership positions in GM’s Asia Pacific Region. He began his career at Buick Motor Division in 1978. He received his Bachelor of Industrial Administration from General Motors Institute (now Kettering University) and an MBA from the University of Michigan, Flint. Mr. Stevens currently serves on the boards of directors of Masco Corporation, Flex Ltd., and Eastman Chemical Company.

Mr. Stevens will be compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors.

Item 7.01	REGULATION FD DISCLOSURE.

On February 28, 2020, the Company announced that the Board, as part of the ongoing Board and governance refreshment process, has appointed Dennis J. Letham as Lead Independent Director and reconstituted the memberships of all Board committees. These changes are effective April 1, 2020. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release issued February 28, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: February 28, 2020	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary